Exhibit 10.3

SECOND AMENDMENT TO SHARE EXCHANGE AGREEMENT

This SECOND AMENDMENT TO SHARE EXCHANGE AGREEMENT (“Second Amendment”) is made this April 29, 2013 by and among Victory Electronic Cigarettes, Inc., a Nevada corporation (“Company”), the Shareholders of the Company (“Shareholders”), and Teckmine Industries, Inc., a Nevada corporation (“Teckmine”).   Company, Shareholders, and Teckmine are collectively herein referred to as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, on April 2, 2013, the Parties entered into a Share Exchange Agreement (“Agreement”); and

WHEREAS, the Agreement provides for the Shareholders to sell to Teckmine and for Teckmine to purchase from the Shareholders all of the Shareholders’ legal and beneficial interest in the common shares in the capital of the Company such that, at the closing of the transaction pursuant to the terms of the Agreement, the Company will become a wholly-owned subsidiary of Teckmine; and

WHEREAS, on April 15, 2013, the Parties entered into the First Amendment to Share Exchange Agreement to extend the Closing Date of the Agreement (“First Amendment”); and

WHEREAS, pursuant to Section 14.10 of the Agreement, the Parties each desire to enter into this written Second Amendment to change the “Closing Date” as defined in the Agreement and as modified by the First Amendment; and

WHEREAS, this Second Amendment shall be attached to and made a part of the Agreement.

NOW, IT IS AGREED, in consideration of the mutual promises and covenants hereinafter set forth, the Parties mutually agree as follows:

1.           The Parties agree and acknowledge that the “Closing Date” as defined in the Agreement at Section 1.1(l), and as modified by the First Amendment shall be amended and restated as follows:

“Closing Date” means the day following the satisfaction or waiver of all conditions precedent set for the in this Agreement, which shall not be later than May 15, 2013 or such other date as the Shareholders, the Target and the Purchaser may agree in writing;”

2.           All other terms and conditions of the Agreement shall remain valid and in full force and effect.

By signing below, the Parties agree to and accept the terms of this Second Amendment.

This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Second Amendment.  This Second Amendment may be executed by facsimile transmission or PDF e-mail.  Such facsimile or PDF e-mail signature shall be treated in all respects as having the same effect as an original signature

IN WITNESS WHEREOF the Parties have duly executed this Second Amendment as of the day and year first above written.

VICTORY ELECTRONIC CIGARETTES, INC.

Per:        /s/ Marc Hardgrove
      Authorized Signatory

TECKMINE INDUSTRIES, INC.

Per:     /s/ Nathan Woods
      Authorized Signatory

WITNESSED BY:	)
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Address	)	/s/ Marc Hardgrove
	)	MARC HARDGROVE
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WITNESSED BY:	)
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Name	)
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Address	)	/s/ David Martin
	)	DAVID MARTIN
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WITNESSED BY:	)
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Name	)
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Address	)	/s/ Brent Willis
	)	BRENT WILLIS
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WITNESSED BY:	)
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Name	)
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Address	)	/s/ Paul Simon
	)	PAUL SIMON
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Name	)
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Address	)	/s/ Paul Dillman
	)	PAUL DILLMAN
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Name	)
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Address	)	/s/ John Perner
	)	JOHN PERNER
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WITNESSED BY:	)
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Name	)
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Address	)	/s/ Steve Riffle
	)	STEVE RIFFLE
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